Contract Liabilities	12 Months Ended
Dec. 31, 2022
Contract Liabilities
Contract liabilities
16.	Contract Liabilities

Contract liabilities represents sales proceeds from prepaid points sold, unamortized mobile game in-game spending, prepaid products fees before delivery and prepaid subscription fees for internet value-added services for which services are yet to be provided as of the balance sheet dates.

For the year ended December 31, 2022, the additions to the contract liabilities balance were primarily due to cash payments received or due in advance of satisfying the Group’s performance obligations, while the reductions to the contract liabilities balance were primarily due to the recognition of revenues upon fulfillment of the Group’s performance obligations, both of which were in the ordinary course of business. During the year ended December 31, 2021 and 2022, RMB10,513.0 million and RMB11,822.3 million of revenues recognized were included in the contract liabilities balance at the beginning of the year, respectively.

As of December 31, 2022, the aggregate amount of transaction price allocated to the unsatisfied performance obligations is RMB12,793.6 million, which includes the contract liabilities balances and amounts to be invoiced and recognized as revenues in future periods. The Group expects to recognize RMB12,518.9 million as revenues over the next 12 months, and the remaining unsatisfied performance obligations expected to be recognized thereafter was recognized in other long-term liabilities. This balance does not include an estimate for variable consideration arising from sales rebates to advertising service customers and estimated breakage for online points.